Exhibit 23


INDEPENDENT AUDITORS' CONSENT


We consent to the  incorporation  by reference  in  Registration  Statement  No.
33-91812 of Stant Corporation on Form S-8 of our reports dated February 12, 1997, appearing in and incorporated by reference in this Annual Report on Form 10-K of Stant Corporation for the year ended December 31, 1996.



DELOITTE & TOUCHE LLP

March 26, 1997
Cincinnati, Ohio

























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